                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 16, 2005


                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


PENNSYLVANIA                         1-1398                  23-1174060
(STATE OR OTHER JURISDICTION    (COMMISSION FILE             (I.R.S. EMPLOYER
OF INCORPORATION)                    NUMBER)                 IDENTIFICATION NO.)


                              100 KACHEL BOULEVARD
                   GREEN HILLS CORPORATE CENTER, SUITE 400
                            READING, PENNSYLVANIA 19607
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 796-3400
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[  ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17
     CFR 230.425)

[  ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR
     240.14a-12)

[  ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE
     EXCHANGE ACT (17 CFR 240.14d-2(b))

[  ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE
     EXCHANGE ACT (17 CFR 240.13e-4(c))
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UGI Utilities, Inc.                                         Form 8-K
Page 2                                                      November 16, 2005



SECTION 2 - FINANCIAL INFORMATION

      ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 16, 2005, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and UGI Utilities, Inc. for the fiscal quarter and year ended September 30, 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99 Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated November 16, 2005, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the fiscal quarter and year ended September 30, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UGI UTILITIES, INC.
                                          (REGISTRANT)



                                          By:  /s/ Margaret M. Calabrese
                                               ---------------------------------
                                               Margaret M. Calabrese
                                               Secretary


Date:  November 16, 2005
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                                  EXHIBIT INDEX

The Following Exhibits Are Furnished:

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   * 99           Press Release of UGI Corporation dated November 16, 2005.



-----------------------------------------------------

* The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.